DERMA SCIENCES, INC.
   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                    September 30, 1998



                          ASSETS
                                                                                   Sunshine       Pro Forma     Consolidated
                                                                 Derma Sciences    Products      Adjustments     Pro Forma
                                                            _______________________________________________________________
CURRENT ASSETS
   Cash and cash equivalents                                      5,465,839              23      -1,500,000       3,965,862
   Accounts receivable, net                                         952,094         254,933               0       1,207,027
   Inventory                                                      1,528,595         151,506               0       1,680,101
   Prepaid expenses and other current assets                        337,131          19,848         -13,600         343,379
                                                                 __________        ________      __________       _________
      Total Current Assets                                        8,283,659         426,310      -1,513,600       7,196,369

PROPERTY AND EQUIPMENT, NET                                         236,996         147,622         200,000         584,618

GOODWILL                                                                  0               0       1,114,404       1,114,404

OTHER ASSETS NET:                                                   377,853               0               0         377,853
                                                                 __________        ________      __________       _________
     Total Assets                                                 8,898,508         573,932        -199,196       9,273,244
                                                                 ==========        ========      ==========       =========
           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Bank line of credit                                              689,000          46,298               0         735,298
   Accounts payable                                               1,374,208         144,710               0       1,518,918
   Accrued expenses and other current liabilities                 1,042,244         210,528         -26,800       1,225,972
                                                                 __________        ________      __________       _________
      Total Current Liabilities                                   3,105,452         401,536         -26,800       3,480,188
                                                                 __________        ________      __________       _________

SHAREHOLDERS' EQUITY
   Common stock, $.01 par value, authorized 15,000,000 shares,
      issued and outstanding 6,261,247 shares                        62,612           6,200          -6,200          62,612
   Convertible preferred stock, $.01 par value, authorized 5,083,333
      shares, issued and outstanding 5,070,833                       50,708           5,678          -5,678          50,708
   Treasury stock - common                                                0         -10,735          10,735
   Treasury stock - preferred                                             0         -29,216          29,216
   Additional paid-in capital                                    10,741,436          22,657         -22,657      10,741,436
   Accumulated earnings , (deficit)                              -5,061,700         177,812        -177,812      -5,061,700
                                                                 __________        ________      __________       _________
      Total Shareholders' Equity                                  5,793,056         172,396        -172,396       5,793,056
                                                                 __________        ________      __________       _________
           Total Liabilities and Shareholders' Equity             8,898,508         573,932        -199,196       9,273,244
                                                                 ==========        ========      ==========       =========


             DERMA SCIENCES, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
     NINE MONTHS ENDED SEPTEMBER 30, 1998

                                                     Derma                   Pro Forma    Consolidated
                                                    Sciences      Sunshine  Adjustments    Pro Forma
                                                  ____________________________________________________

NET SALES                                         $6,512,346    $2,254,459       -         $8,766,805

COST OF SALES                                      1,450,844     1,172,319       -          2,623,163
                                                  __________    __________   ___________   __________
GROSS PROFIT                                       5,061,502     1,082,140       -          6,143,642

OPERATING EXPENSES                                 5,084,130     1,003,234       -          6,087,364
                                                  __________    __________   ___________   __________
LOSS FROM OPERATIONS                                 (22,628)       78,906       -             56,278

OTHER  INCOME (EXPENSE)
   Interest income/(expense), net                     55,363        (9,281)      -             46,082
   Merger Costs                                     (198,024)            0       -           (198,024)
   Restructuring Costs                              (550,000)            0       -           (550,000)
   Litigation settlement                            (819,353)            0       -           (819,353)
                                                  __________    __________   ___________   __________
       Total Other Income (Expense)               (1,512,014)       (9,281)      -         (1,521,295)
                                                  __________    __________   ___________   __________

LOSS BEFORE INCOME TAXES                          (1,534,642)       69,625       -         (1,465,017)
   Income taxes                                            0             0       -                  0
                                                  __________    __________   ___________   __________

NET LOSS                                         ($1,534,642)   $   69,625       -        ($1,465,017)
                                                 ============   ==========   ===========  ============
NET  LOSS PER COMMON SHARE
   BASIC AND DILUTED                                  ($0.25)       $17.85       -             ($0.23)
                                                 ============   ==========   ===========  ============
WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING                              6,253,181         3,900       -          6,253,181
                                                 ============   ==========   ===========  ============


             DERMA SCIENCES, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
         YEAR ENDED DECEMBER 31, 1997

                                                                 Derma      Sunshine    Pro Forma   Consolidated
                                                               Sciences     Products   Adjustments   Pro Forma
                                                              __________   __________  ___________  ____________

NET SALES                                                     $6,601,524   $2,839,811       -        $9,441,335

COST OF SALES                                                 $1,884,192    1,465,342       -         3,349,534
                                                              __________   __________  ___________  ____________
GROSS PROFIT                                                  $4,717,332    1,374,469       -        $6,091,801

OPERATING EXPENSES                                            $7,069,314    1,272,235       -         8,341,549
                                                            _____________  __________  ___________  ____________
LOSS FROM OPERATIONS                                        ($ 2,351,982)     102,234       -        (2,249,748)

OTHER  INCOME (EXPENSE)
   Interest income/(expense), net                                $93,329       (7,224)      -           $86,105
   Merger Costs                                                       $0            0       -                $0
   Restructuring Costs                                                $0            0       -                $0
   Litigation settlement                                              $0            0       -                $0
                                                            _____________  __________  ___________  ____________
       Total Other Income (Expense)                              $93,329       (7,224)      -            86,105
                                                            _____________  __________  ___________  ____________


LOSS BEFORE INCOME TAXES                                    ($ 2,258,653)      95,010       -      ($ 2,163,643)
   Income taxes                                                       $0            0       -                $0
                                                            _____________  __________  ___________  ____________
NET LOSS                                                    ($ 2,258,653)  $   95,010       -       ($2,163,643)
                                                            =============  ==========  ===========  ============
NET  LOSS PER COMMON SHARE
   BASIC AND DILUTED                                              ($0.34)      $24.36       -            ($0.33)
                                                            =============  ==========  ===========  ============
WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING                                          6,553,315        3,900       -          6,557,215
                                                            =============  ==========  ===========  ============

                              Derma Sciences, Inc.

        Note To Unaudited Pro Forma Consolidated Condensed Balance Sheet

                               September 30, 1998


1.  PRELIMINARY ALLOCATION OF PURCHASE PRICE.

On October 31, 1998, all of the outstanding stock of Sunshine Products, Inc. ("Sunshine Products") was acquired by Derma Sciences, Inc. for total consideration paid by Derma Sciences, Inc. of $1.5 million. The acquisition has been accounted for under the purchase method. Pursuant to the terms of the purchase agreement, certain property, equipment, intangible assets, other assets and working capital were acquired and certain liabilities were assumed for consideration of approximately $1.5 million in cash. The preliminary allocation of the purchase price is as follows:


       Property and equipment                                   $   347,622

       Current assets acquired                                      412,710

       Excess cost over fair market value
          of net assets acquired                                  1,114,404

       Other liabilities                                           (374,736)
                                                                ------------

                                                                 $1,500,000
                                                                ============